UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 12, 2008

ACADIA REALTY TRUST

 (Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-12002 (Commission File Number)	23-2715194 (I.R.S. Employer Identification No.)

1311 Mamaroneck Avenue
Suite 260
White Plains, New York 10605
(Address of principal executive offices) (Zip Code)

(914) 288-8100
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425 )

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

On May 12, 2008, Albee Development, LLC and Albee Retail Development, LLC, which are indirect subsidiaries of the Registrant, entered into an agreement with Target Corporation to anchor the retail component of the Registrant’s CityPoint development project located in Brooklyn, New York.

The CityPoint project is being developed by Acadia Realty Trust, through its Acadia Strategic Opportunity Fund II, LLC in partnership with P/A Associates, Paul Travis of Washington Square Partners and MacFarlane Partners.

The agreement with Target and the proposed development of the CityPoint project continue to be subject to various conditions and requirements.  There can be no assurance as to whether these conditions and requirements will be satisfied.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA REALTY TRUST
(Registrant)

Date:  May 16, 2008

By: /s/ Michael Nelsen
Name: Michael Nelsen
Title: Senior Vice President and Chief Financial Officer